Dividends	12 Months Ended
Dec. 31, 2021
Dividends
Dividends
13. Dividends

Accounting policy
Dividends are recognised as a liability on the date on which such dividends are declared.
Dividends withholding tax is a tax on shareholders receiving dividends and is applicable to all dividends paid which are subject to dividend withholding tax based on the relevant tax requirements. The Group withholds dividend tax on behalf of its shareholders at a rate of 20% on dividends paid. Amounts withheld are not recognised as part of the Group’s tax charge but rather as part of the dividend paid, recognised in equity.
Cash flows from dividends paid are classified under operating activities in the statement of cash flows.

The below table illustrates the dividends declared and paid:

Figures in million – SA rand unless stated otherwise	2021	2020	2019
Dividend declared and paid (interim)	8,347	1,338	—
Dividend declared after 31 December (final)	5,252	9,485	—
Total dividends declared for the year	13,599	10,823	—
Dividend per share (interim) - cents	292	50	—
Dividend per share (final) - cents	187	321	—
Dividends declared and paid during the financial year	17,832	1,338	—
Dividends declared and paid to NCI of subsidiaries during the financial year	344	360	85
Total dividends declared and paid for the year	18,176	1,698	85
Dividend policy
Sibanye-Stillwater’s dividend policy is to return at least 25% to 35% of normalised earnings to shareholders and after due consideration of future requirements the dividend may be increased beyond these levels. The Board, therefore, considers normalised earnings in determining what value will be distributed to shareholders. The Board believes normalised earnings provides useful information to investors regarding the extent to which results of operations may affect shareholder returns.
Normalised earnings is defined as earnings attributable to the owners of Sibanye-Stillwater excluding gains and losses on financial instruments and foreign exchange differences, impairments, gain/loss on disposal of property, plant and equipment, occupational healthcare expense, restructuring costs, transactions costs, share-based payment on B-BBEE transactions, gain on acquisition, net other business development costs, share of results of equity-accounted investees, after tax and the impact of NCI, and changes in estimated deferred tax rate.
In line with Sibanye-Stillwater’s capital allocation framework, the Board of Directors resolved to pay a final dividend of 187 (2020: 321) SA cents per share. Together with the interim dividend of 292 (2020: 50) SA cents per share, which was declared and paid, this brings the total dividend for the year ended 31 December 2021 to 479 (2020: 371) cents per share and this amounts to a payout of 35% (2020: 35%) of normalised earnings.
Reconciliation of profit attributable to the owners of Sibanye-Stillwater to normalised earnings

Figures in million – SA rand	2021	2020	2019
Profit attributable to the owners of Sibanye-Stillwater	33,054	29,312	62
Adjusted for:
Loss on financial instruments	6,279	2,450	6,015
(Gain)/loss on foreign exchange differences	(1,149)	255	(325)
Gain on disposal of property, plant and equipment	(36)	(99)	(77)
Impairments/(reversal of impairments)	5,148	(121)	86
Gain on acquisition	—	—	(1,103)
Restructuring costs	107	436	1,252
Transaction costs	140	139	448
Occupational healthcare (gain)/expense	(14)	52	(40)
Loss on BTT early settlement	—	186	—
Income on settlement of legal dispute	—	(580)	—
Loss due to dilution of interest in joint operation	4	30	—
Early redemption premium on the 2025 Notes	196	—	—
Loss on settlement of US$ Convertible Bond	—	1,507	—
Change in estimated deferred tax rate	(86)	54	(1,551)
Share of results of equity-accounted investees after tax	(1,989)	(1,700)	(721)
Profit on sale of St Helena	(16)	—	—
Tax effect of the items adjusted above	(2,755)	(1,277)	(1,644)
NCI effect of the items listed above	—	(37)	(42)
Normalised earnings[1]	38,883	30,607	2,360